================================================================================


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                ----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of Report (Date of Earliest Event Reported):
                                  May 12, 2010

                               ROGERS CORPORATION
               (Exact name of Registrant as specified in Charter)

       Massachusetts                  1-4347                 06-0513860
(State or Other Jurisdiction     (Commission File         (I.R.S. Employer
     of Incorporation)                Number)            Identification No.)

       One Technology Drive, P.O. Box 188, Rogers, Connecticut 06263-0188
             (Address of Principal Executive Offices and Zip Code)

                                 (860) 774-9605
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

================================================================================

Item 5.07     Submission of Matters to a Vote of Security Holders.

The 2010 annual meeting of the shareholders (the "Meeting") of Rogers Corporation (the "Company") was held on May 12, 2010. Sufficient shares were present for purposes of a quorum for both Proposals 1 and 2. The voting results for each of the two proposals are set forth below.

1. The eight nominees to the Board of Directors of the Company were elected based upon the following votes and, except as otherwise required by law, by the Company's Articles of Organization or by the Company's Bylaws, hold office until the next annual meeting of shareholders and thereafter until their successors have been chosen and qualified:

                                                                   Broker
Nominee                          Votes For     Votes Withheld     Non-Votes
-------                          ---------     --------------     ---------

Charles M. Brennan, III         13,149,563         45,041         1,271,363
Gregory B. Howey                12,970,438        224,166         1,271,363
J. Carl Hsu                     13,149,878         44,726         1,271,363
Carol R. Jensen                 13,150,717         43,887         1,271,363
Eileen S. Kraus                 13,150,217         44,387         1,271,363
William E. Mitchell             13,148,802         45,802         1,271,363
Robert G. Paul                  13,150,717         43,887         1,271,363
Robert D. Wachob                13,143,503         51,101         1,271,363


2. The proposal to ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2010 was approved based upon the following votes:

        Votes For      Votes Against      Abstentions      Broker Non-Votes
     --------------  ----------------  -----------------  ------------------
       13,872,240        590,399             3,328                0

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ROGERS CORPORATION


                                         By: /s/ Robert M. Soffer
                                             ------------------------
                                             Robert M. Soffer
                                             Vice President and Secretary

Date: May 17, 2010